SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 21, 2003
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368 (Commission File Number)	38-1612444 (IRS Employer Identification No.)

One American Road, Dearborn, Michigan 48126
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Item 5. Other Events.

     The news release dated January 21, 2003 of Ford Motor Credit Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     The news release dated January 21, 2003 of Ford Motor Company (“Ford”) is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 99.1	News Release dated January 21, 2003 of Ford Motor Credit Company with attachment.	Filed with this Report

Exhibit 99.2	News Release dated January 21, 2003 of Ford Motor Company with attachments.	Filed with this Report

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Date: January 21, 2003	By:	FORD MOTOR CREDIT COMPANY (Registrant) /s/ S. P. Thomas S. P. Thomas Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 99.1	News Release dated January 21, 2003 of Ford Motor Credit Company with attachment.

Exhibit 99.2	News Release dated January 21, 2003 of Ford Motor Company with attachments.